HOTGATE TECHNOLOGY, INC.

Aitkon Vanson Centre, 61 Hoi Yuen Rd.

Rm 1602

Kwun Tong, Hong Kong

Private Placement Subscription Agreement

Name of Purchaser: Grand Trading Investment Pte Ltd. (the “Purchaser”)

Address: 47, Kaki Bukit Place, #04-00, Eunus Tech Park

City: Singapore

Postal Code:  416225

Telephone: +65 6535 3893

Date: July 22, 2010

Payment Method: Cash

Number of Shares Purchased: One Hundred and Ten Million (110,000,000) (the “Shares)

Price Per Share: $0.0004 U.S. Dollars

Total Subscription Price: Forty-Four Thousand Thousand U.S. Dollars ($44,000)

_____/s/ Lee Chee Keong _________________________

Signature of Purchaser

[Please make check payable to HOTGATE TECHNOLOGY, INC.]

These securities have not been registered under the Securities Act of 1933 (the “U.S. Securities Act”) and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the U.S. Securities Act, or an exemption from the registration requirements of the U.S. Securities Act is available.  Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.

The foregoing Subscription is accepted for and on behalf of HOTGATE TECHNOLOGY, INC.:

By:	/s/ Yan Suan Sah	Date:	July 22, 2010
Yan Suan Sah, President

1.0

Purchase and Sale of Shares

1.1

The Purchaser subscribes for and agrees to purchase common shares of HOTGATE TECHNOLOGY, INC., a Nevada corporation, (the “Issuer”) in the amount set out above (the “Shares”) and at the price set out above (the “Subscription Price”), to be recorded in the name of the Purchaser at the address set out above.

2.0

Representations, Warranties and Acknowledgements of the Purchaser

The Purchaser acknowledges, represents and warrants as of the date of this Agreement that:

2.1

The Purchaser is (check at least one):

☐    a director, executive officer or controlling shareholder of the Issuer;

☐

a close personal friend or close business associate of ________________the director and  president of the Issuer;

☐

a spouse, parent, grandparent, brother, sister or child of a director, executive officer or controlling shareholder of the Issuer;

☐

a parent, grandparent, brother, sister, or child of a spouse of a director, executive officer or controlling shareholder of the Issuer;

☑    an accredited investor who has either:

•

A corporation with net assets of at least $5,000,000;

•

annual income of more than $200,000 (or $300,000 with spouse) in each of the last 2 years and expects to make more than $200,000 (or $300,000 with spouse) this year; or

•

alone, or with a spouse, net financial assets worth more than $1,000,000;

☐    a shareholder of the Issuer (prior to entering into this Agreement);

☐

a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described above in this section; or

☐

a ___________________ resident and has received a copy of the Issuer’s Offering

        Memorandum and has signed and executed a Risk Acknowledgement.

2.2

The Shares were not offered or distributed to the Purchaser through an advertisement in printed media of general and regular paid circulation, radio, television or the Internet.  The Purchaser is relying upon an exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

2.3.

The Purchaser is purchasing the Shares for the Purchaser’s own account for investment purposes only and the Purchaser does not intend to resell the Shares within the next year.

2.4

No oral representations or oral information furnished to the Purchaser, or relied upon by the Purchaser, in connection with the Purchaser’s purchase of the Shares, were in any way inconsistent with this agreement or the purchase by the Purchaser.

2.5

The Purchaser acknowledges that no information furnished prior to this agreement constitutes investment, accounting, legal or tax advice.  The Purchaser is relying solely upon itself and its professional advisors, if any, for such advice.

2.6

The Purchaser has relied solely upon its own independent investigation in making a decision to purchase the Shares.  The Shares are speculative investments which involve a substantial degree of risk with no assurance of any income from such investments and the possibility that such Shares may become worthless. The Purchaser must therefore be prepared to bear the economic risks for an indefinite period.

2.7

The Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required by this Agreement.

2.8

The representations, warranties and acknowledgements of the Purchaser contained in this Section will survive the Closing (as defined below).

2.9

The Purchaser agrees not to engage in hedging transaction with regard to the Shares unless in compliance with the U.S. Securities Act.

2.10

The Purchaser is not in the business of underwriting securities.  The Purchaser is not purchasing with a view to or for distribution and in the ordinary course of their business and none of the Purchasers have any agreement or understanding with any person to distribute any securities sought to be registered in the future registration statement to be filed under Regulation S-B of the Securities Act of 1933, as amended.

2.11

The Purchaser is not acting as a conduit for the Company.  The Purchasers and the Company entered into valid private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended, with each of the Purchasers transactions being at arm’s length negotiations.  None of the purchasers were or are affiliates of the Company.

3.0

Representations, Warranties and Acknowledgements of the Issuer

The Issuer acknowledges, represents and warrants as of the date of this Agreement that:

3.1

The issuance and sale of the Shares by the Issuer does not and will not conflict with or result in any breach of the terms, conditions, or provisions of its constituting documents or any agreements or instruments to which the Issuer may become a party.

3.2

This Agreement shall constitute a valid and binding obligation of the Issuer upon acceptance of this Agreement by the Issuer or its appointed representative.

3.3

The Shares, when issued, will be fully paid and non-assessable shares of the Issuer and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever, subject only to the re-sale restrictions under applicable securities laws.

4.0

Restriction of Securities and Disposition

4.1

No registration.

The Purchaser acknowledges and understands that the Shares have not been registered under the U.S. Securities Act or any other securities laws, are not qualified for resale in the U.S., and that the Shares must be held indefinitely until they are registered under the U.S. Securities Act Regulation S-B or an exemption from such registration is available.

4.2

Legending of the Shares.

The Purchaser also acknowledges and understands that the certificates representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT, AND REQUIRES WRITTEN RELEASE FROM EITHER THE ISSUING COMPANY OR THEIR ATTORNEY PRIOR TO LEGEND REMOVAL.”

4.3

Disposition under Rule 144.

The Purchaser also acknowledges and understands that:

(a)   the Shares are restricted securities within the meaning of Rule 144 of the U.S. Securities Act; and

(b)

the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Shares by the Purchaser, and even then will not be available unless (i) a public trading market then exists for the common stock of the Issuer, (ii) adequate information concerning the Issuer is then available to the public and (iii) other provisions of Rule 144 are complied with.

5.0

Closing

5.1

The Issuer will confirm whether or not the Agreement is acceptable, whereupon the Issuer will deliver to the Purchaser a signed copy of this Agreement (the “Closing”), and within thirty (30) days shall deliver a certificate representing the Shares, registered in the name of the Purchaser.

6.0

Withdrawal of Subscription

6.1

The Purchaser has a three day cancellation right and can cancel this Agreement by sending notice to the Issuer by midnight on the third business day after the Purchaser signs this Agreement.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.  THE REMAINDER OF THE AGREEMENT CONTINUES ON THE FOLLOWING PAGE.]

7.0

Miscellaneous

7.1

Except as expressly provided in this Agreement, this Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, or written by statute, by common law, by the Issuer, by the Purchaser or by anyone else.

7.2

This Agreement shall endure to the benefit of and shall be binding upon the parties to this Agreement and their respective successors and permitted assigns.

You have 3 business days to cancel your purchase

To do so, send a notice to HOTGATE TECHNOLOGY, INC. stating that you want to cancel your purchase.  You must send the notice before Midnight on the 3rd business day after you sign the agreement to purchase the securities.  You can send the notice by fax or email or deliver it in person to HOTGATE TECHNOLOGY, INC. at its business address.  Keep a copy of the notice for your records.

HOTGATE TECHNOLOGY, INC.

Rm. 1602, Aitkon Vanson Centre

61 Hoi Yuen Rd.

Kwun Tong, Hong Kong

Email: queenie@vms.com.hk

Fax: (852) 2270-0660

Phone: (852)  2343-1288

Form 45-106F4

Risk Acknowledgement

•

I acknowledge that this is a risky investment.

•

I am investing entirely at my own risk.

•

No securities regulatory authority has evaluated or endorsed the merits of the securities or disclosure in the offering memorandum.

•

I will not be able to sell these securities except in very limited circumstances.

I may never be able to sell these securities.

•

I could lose all the money I invest.

I am investing $44,000.00   in total; this includes any amount I am obliged to pay in future.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

July 22, 2010

/s/ Lee Chee Keong

Date

Signature of Purchaser

LEE CHEE KEONG

Print name of Purchaser

Sign 2 copies of this document.  Keep one copy for your records.